UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               SCHEDULE 14A
                              (Rule 14(a)-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.    [ ] Confidential, for use of the
                                        Commission only (as permitted by
                                        Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12

                     Clinical Trials Assistance Corporation
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.

    (1) Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
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    (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
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    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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

                    CLINICAL TRIALS ASSISTANCE CORPORATION
                    --------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                March 5, 2004
                    ----------------------------------------

TO THE SHAREHOLDERS OF CLINICAL TRIALS ASSISTANCE CORPORATION:

      The Annual Meeting of Shareholders of Clinical Trials Assistance Corporation ("CTAL") will be held at 10:00 a.m. local time on March 5, 2004, at the Law Offices of Thomas C. Cook located at 2921 N. Tenaya Way, Suite 234, Las Vegas, NV 89128. The following notice of meeting identifies each business items for your action. These items and the vote the Board of Directors recommends are:

                          ITEM                               RECOMMENDED VOTE
                          ----                               ----------------
1.  Increase the number of the Company's authorized
        Common Shares, from twenty million (20,000,000) to
        seventy million (70,000,000) shares;                          FOR
2.  Election of two Directors                                         FOR
3   Forward Split the Common Stock three-for-one                      FOR
4.  Approval of Warrant Issuance                                      FOR
5.  Ratification of Beckstead and Watts, LLP as independent auditors  FOR
6.  To transact any other business which may properly come before the meeting and any adjournments or postponements thereof.


Only shareholders of record shown on the books of the Company at the close of business on February 6, 2004, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                                        /s/  Kamill Rohny
                                        -----------------------
                                             Kamill Rohny
                                             President

Dated:  February 9, 2004
Vista, California

                   CLINICAL TRIALS ASSISTANCE CORPORATION
                   --------------------------------------

                                 PROXY STATEMENT
                                     FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD March 5, 2004
                         ------------------------------

                                  INTRODUCTION

Your proxy is solicited by the Board of Directors of Clinical Trials Assistance Corporation ("CTAL") or ("the "Company") for use at the Annual Meeting of Shareholders to be held on March 5, 2004, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally, by telephone or electronic communication including facsimile and electronic mail.

Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

The mailing address of the Company's principal executive office is 2078 Redwood Crest, Vista, California 92081-7340. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about February 11, 2004.

                      VOTING RIGHTS AND REQUIREMENTS


VOTING SECURITIES

The Board of Directors of the Company has fixed February 6, 2004 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on February 6, 2004, 12,000,000 shares of the Company's Common Stock, par value $0.001 per share, were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors.


Votes cast by proxy or in person at the Annual Meeting will be tabulated by corporate counsel, Thomas C. Cook, Esq., who has been appointed prior to the Annual Meeting. He will also determine whether a quorum is present. In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum. Abstentions and broker on-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting. A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

REVOCABILITY OF PROXY

You may revoke your proxy at any time prior to the start of our annual meeting in three ways:

1. by delivering a written notice of revocation to Mr. Kamill Rohny, the Chief Executive Officer of our company, at 2078 Redwood Crest, Vista, California 92081-7340;

2. by submitting a duly executed proxy bearing a later date; or

3. by attending our annual meeting and expressing the desire to vote your common shares in person (attendance at our special meeting will not in and of itself revoke a proxy).

DISSENTERS - RIGHTS OF APPRAISALS

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposals.

QUORUM

The presence at the Annual Meeting of the holders of a number of shares of our Common Stock, and proxies representing the right to vote shares of our Common Stock, in excess of one-half of the number of shares of our Common Shares outstanding as of the record date will constitute a quorum for transacting business.

VOTE REQUIRED

We are required to obtain the affirmative vote of at least a majority of the voting shares that are present or represented at the meeting in order to effect the shareholder approvals described herein.

Mr. Kamill Rohny, the Company founder, Director and CEO directly owns 10,000,000 shares, or 83% of the common stock eligible to vote on the approval of the proposals in the proxy statement. Mr. Rohny has advised the Company that he intends to vote his shares in favor for each of the Proposals set forth in this Proxy Statement. Since the number of shares of common stock held or controlled by these this one shareholder represents a majority of the votes that may be cast at the Annual Meeting, and that his vote will mean that his vote will satisfy the quorum and majority vote requirements needed to effect the proposals.


BOARD RECOMMENDATIONS - INSIDERS' INTENT TO VOTE IN FAVOR

Our board has determined to amend the Company's articles to the increase the number of authorized shares, the election of two Directors, approve a three for one forward stock split, approval of the issuance of warrants and the ratification of the Company's auditor are in the best interests of the company and our shareholders. Accordingly, the board has unanimously approved the proposals and recommends that the shareholders who choose to attend the meeting vote in favor of these matters as well.


SUMMARY HISTORICAL FINANCIAL INFORMATION

The following summary of historical financial data was derived Clinical Trials Assistance Corporation interim unaudited financial statements as of September 30, 2003, as filed on Form 10-QSB with the U.S. Securities and Exchange Commission on November 13, 2003. The income statement data for the nine months ended September 30, 2003 is not necessarily indicative of results for a full year. This financial information is only a summary and should be read in conjunction with the financial statements of Clinical Trials, including the notes thereto, and other financial information contained in Clinical Trials Annual Report on Form 10-KSB for the year ended December 31, 2002 and Quarterly Report on Form 10-QSB for the nine months ended September 30, 2003, which information is incorporated by reference in this proxy statement.


Condensed Statements of Operations Data (unaudited)

                  For the Nine  April 22, 2002
                  Months Ended  (Inception) to          For the Three
                  ------------  --------------          Months Ended
                         September 30,                  September 30,
                  ----------------------------  -----------------------------
                      2003           2002            2003            2002
                  ------------  --------------  -------------  --------------
Revenue           $    190,132  $        7,200  $      60,105  $        7,200

Gross Profit           146,846           7,200         46,327           7,200

Total Operating
   expenses            113,088          13,967         97,955           2,588

Net profit (loss) $     33,758  $       (6,767)       (51,628) $        4,612

Net income (loss)
 per share -
 basic and fully
 diluted          $       0.00  $        (0.00) $        0.00  $        (0.00)
                  ============  =============== =============  ===============


Condensed Balance Sheet Data
                                       (unaudited)        (audited)
                                       September 30,     December 31,
                                          2003              2002
                                      -------------      ------------

Total current assets                  $    69,574        $    15,909


Total current liabilities             $    19,907        $          -

Total stockholders' equity                 12,000              12,000

Additional paid-in capital                 32,600              32,600

(Deficit) accumulated during
   development stage                            -             (28,691)

Net income                                  5,067                   -

MATTERS TO BE ACTED UPON

                         INCREASE NUMBER OF AUTHORIZED SHARES
                                   (PROPOSAL 1)

INTRODUCTION

                   AMENDMENT TO THE ARTICLES OF INCORPORATION OF
         THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK

Our board of directors approved the increase in the authorized number of common shares so that additional shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our shareholders. Potential uses of additional authorized shares may include public or private offerings, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue additional common shares in most cases without the expense of delay of seeking shareholder approval. Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our shareholders. We do not currently have any plans, proposals, agreements or understandings, written or otherwise, for any transaction that would require the issuance of additional shares of common stock. Our common shares carry no pre-emptive rights to purchase additional shares. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The board of directors has unanimously adopted the following resolution, subject to shareholder approval, amending the Company's Articles of Incorporation to increase the number of shares of Common Stock from twenty million (20,000,000) shares to seventy million (70,000,000) shares:

     "RESOLVED, that the first paragraph of Article IV of the Articles of Incorporation be amended to read as follows:

       "4.  Authorized Shares:

       The total authorized capital stock of the corporation shall be as follow:

           Seventy Million (70,000,000) shares of Class A Common Stock of the Par Value of $0.001 all of which shall be entitled to voting power.

           Two million (2,000,000) authorized Series A Preferred Shares with a par value of $0.001 and such other terms as determined by the board of Directors of the corporation prior to their issuance. Each Series A Preferred Share shall have voting rights and shall carry a voting weight equal to ten (10) Common Shares. Each Series A Preferred Share may be converted into ten (10) Common Shares upon approval by the Board of Directors of the corporation.

           Two million (2,000,000) authorized Series B Preferred Shares with a par value of $0.001 per share and such other terms as may be determined prior to their issuance by the Board of Directors. Each Series B Preferred Share shall have voting rights and shall carry a voting weight equal to two (2) Common Shares. Each Series B Preferred Share may be converted into two (2) Common Shares upon approval by the Board of Directors.

           One million (1,000,000) authorized Series C Preferred Shares with a par value of $0.001 per share and such other terms as may be determined by the Board of Directors prior to their issuance. No Series C Preferred Share shall have voting rights."

If the proposed amendment is adopted by the shareholders, the Company plans to file a Certificate of Amendment to the Articles of Incorporation amending
Article IV as described above, with the Nevada Secretary of State, to be effective as soon as practicable following the meeting.


Possible Effects of the Proposed Amendment to the Certificate of Incorporation.
-------------------------------------------------------------------------------

The board also believes such action to be in the best interests of our company so as to make a sufficient number of shares of common stock available to satisfy the requirements to forward split our stock (See Proposal No. 3.) We currently do not have enough authorized shares to forward split our stock three for one. We currently have twenty million (20,000,000) shares authorized and twelve million (12,000,000) shares issued and outstanding. Based on a three-for-one forward split, we shall need at least thirty-six million (36,000,000) shares authorized. We are requesting approval of this proposal in order to effectuate our proposed forward stock split.

If the Company's shareholders approve the proposed amendment to the Articles of Incorporation, the Board of Directors may authorize the issuance of additional shares of Common Stock without further approval of the Company's shareholders, except as may be required in certain cases by the Company's charter documents or applicable law or regulations. Under the Company's Articles of Incorporation, the Company's shareholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Common Stock. Furthermore, if the Board elects to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing shareholders. In addition, the increase in the number of authorized shares of Common Stock could have an anti-takeover effect. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors. As of the date of this proxy statement, the Board is not aware of any attempt or plan to obtain control of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT THE INCREASE IN AUTHORIZED COMMON STOCK.


                              ELECTION OF DIRECTORS

                                 (PROPOSAL 2)

GENERAL INFORMATION

In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director, pursuant to our Bylaws, shall serve for a term of two years and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

The following table provides certain information with respect to the nominees for director.

                                                                  Board Member
Name                     Age                Position              Since
------------             ---      ---------------------------     ------------
Kamill Rohny             67       Chairman of the Board           April, 2002
                                  President, CEO, CFO
                                  Secretary

Eugene P. Boling, M.D.   53       Director                        Nov., 2002
-----------------------------------------------------------------------------

Nominated Directors
-------------------

Work Experience

Kamill Rohny, Director, President, CEO/CFO, Secretary
-----------------------------------------------------------------

Kamill Rohny had 32-years of service (December, 1969 through February, 2002) with Procter & Gamble Pharmaceuticals (formerly known as Norwich Eaton Pharmaceuticals). He voluntarily retired from the Company in February, 2002.

While at Procter and Gamble Pharmaceuticals, Kamill Rohny was a Regional Scientific Manager of the Professional Scientific Organization of Procter & Gamble Pharmaceuticals, leading and executing educational and clinical research projects, disseminating scientific data to national and regional physician thought leaders, in one-on-one and group settings. This resulted in the education of current and future treatment modalities.

Key strategies and activities included but were not limited to, working with clinical research departments in identifying investigators, clinical research centers, including site assessment and pre-study visits and served as a conduit for handling independent research proposals.

During his last year at Procter and Gamble Pharmaceuticals, Mr. Rohny designed, tested and implemented a patient recruitment program for people with osteoporosis that helped participants improve their bone health through self management. The company implemented his recruitment programs on a national level. These programs were not offered to physicians by any other pharmaceutical company. Pharmaceutical companies are in business to sell their pharmaceutical products through physician prescriptions. This was a patient recruitment program offered by a pharmaceutical which helped build goodwill, patient compliance and did not directly sell pharmaceutical products. After Mr. Rohny retired from Procter and Gamble Pharmaceuticals, his former employer did not actively pursue patient recruitment programs.

He plans to develop 25-30 hours per week to Clinical Trials Assistance Corporation ("CTAC").


Eugene P. Boling, M.D., F.A.C.P., F.A.C.R., Director
----------------------------------------------------

Office Address: 8283 Grove Avenue, Suite 203, Rancho Cucamonga, California 91730; Medical License # G57099

Private Practice Physician: Establishment of a single specialty group Rheumatology practice. The practice services an area in Southern California populated by of 500-600,000 people. Practice employs and is supported by twelve full time and five part-time personnel (not including the physician), 1986 to present.

Research Practice: Boling Clinical Trials a.k.a. Inland Clinical Research. 1989 to present. Boling Clinical Trials works with approximately fifteen pharmaceutical and biotechnology companies, in conducting human clinical trials for pharmaceutical products in their final stages of approval by the FDA. Dr. Boling is responsible for screening clinical study candidates and evaluating their response to these treatment modalities. The results of his work will help determine whether or not a pharmaceutical product offers any marked patient benefit and its subsequent FDA approval.

Clinical Assistant Professor, Rheumatology Department University of Southern California/ Los Angeles County Hospital 1987-1994 Clinical Assistant Professor, Rheumatology Department, Department of Medicine, Loma Linda University Loma Linda, California 1987-1997.

Military Service: Staff Internist, Malcolm Grow USAF Hospital, Andrew AFB, Wash. D.C. 1979-1981; Fellowship 1981-1983; Staff Rheumatologist, Malcolm Grow, USAF Hospital, 1983-1986; Visiting Research Institute, Naval Medical Research Institute, Bethesda, Maryland, 1983-1986; Acting Director, Malcolm Grow U.S. Air Force Rheumatology fellowship program, 1983-1986.

Education: FELLOWSHIP: Johns Hopkins University, 1981-1983. Baltimore, Maryland Rheumatology fellowship; RESIDENCY: University of Utah, 1977-1979. Salt Lake City, Utah. INTERNSHIP: University of Utah, 1976-1977. Bachelor of Science, University of California at Los Angeles School of Medicine, 1972-1976; M.D. Degree. Loyola University Los Angeles, 1968-1972.


Information Relating to Directors, Nominees and Executive Officers

Board of Directors Meetings and Board Committees

The Board held three (3) meetings during the year ended December 31, 2002 ("fiscal year 2002"). None of the Directors missed a meeting. The Company's two directors, Kamill Rohny and Eugene Boling, M.D. are not independent directors. The Company has no standing audit, nominating, compensation committee, or any other committees of the Board of Directors and therefore there were no committee meetings to report. The Board of Directors is seeking independent director(s) to establish an audit committee. The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

Director Compensation in Fiscal Year 2002

Compensation of the Company's Directors is determined by resolution of the Board in accordance with the Company's Bylaws. Directors of Clinical Trials Assistance do not receive any compensation as related to their activities as directors.

RELATED PARTY TRANSACTIONS

The Company originally conducted an evaluation of its recruiting methods at Boling Clinical Trials, a.k.a. Inland Clinical Research in Rancho Cucamonga, California. This research facility is owned and operated by Eugene P. Boling, M.D. who is a Director of the Company. This arrangement benefits both the Company and Dr. Boling, in that, it helps the Company develop and define its methodologies for recruiting patients in a real clinical setting; and, it helps Dr. Boling recruit patients for his clinical studies. Dr. Boling receives no direct compensation from the Company other than the Company helping him to recruit patients. Dr. Boling provides the management of the Company with feedback as to which methodologies work best in recruiting patients. The Company will most likely continue recruiting patients for Dr. Boling's research clinic to further refine and develop its recruiting methods.


RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE ABOVE NOMINEES.


                              THE FORWARD STOCK SPLIT
                                   (PROPOSAL 3)

INTRODUCTION

On November 17, 2003, our board of directors approved a proposal to effect a forward split of our common stock, subject to the approval of our shareholders. The forward split, if approved, would increase our outstanding common stock on a three-(3)-for-one-(1) basis. In other words, once the forward split takes place, you will receive two additional shares for each share common stock you hold. Your percentage ownership in the company and relative voting power will remain essentially unchanged. This proposal requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters, but not less than the affirmative vote of 6,000,001 shares.


FORWARD STOCK SPLIT IS CONTINGENT ON INCREASEING THE NUMBER OF AUTHORIZED COMMON SHARES
-------------------------------------------------------------------------

The forward stock split is contingent on the shareholder approval to increase the number of authorized shares. (See Proposal 1.) Currently, the CTAL has 20,000,000 common shares authorized; and, 12,000,000 common shares issued and outstanding. A three-for-one forward stock split would result in 36,000,000 common shares issued and outstanding. This number would exceed the number of authorized common shares. Therefore, the shareholders must approve Proposal 1 to increase the number of authorized common shares from 20,000,000 to 70,000,000 to effectuate this forward stock split. If the shareholders fail to approve Proposal 1, there would not be sufficient authorized shares to effectuate this proposed forward stock split, and the forward split would not take place.

REASONS FOR THE FORWARD SPLIT

We are hopeful that the forward split will encourage interest in our common stock and possibly promote greater liquidity for our shareholders. Again, however, we cannot guarantee that this will be the case or, indeed, that any of the foregoing hoped-for effects will result from the forward split.

The board believes it to be in the best interests of the Company to increase the number of issued and outstanding Common Stock. Reasons for this include the board's desire to make more shares available and broaden its stockholder base thereby improving trading liquidity, and to enhance the Company's flexibility in connection with possible future actions, such as acquisitions of property, acquisitions of similar businesses, or other corporate purposes.


CERTAIN EFFECTS OF THE FORWARD SPLIT

The relative voting and other rights of holders of the common stock will not be altered by the forward split, and each share of common stock will continue to entitle its owner to one vote. As a result of the forward split, the number of shares of common stock presently outstanding will be multiplied.

The forward split will not affect the company's stockholders' equity as reflected on our financial statements, except to change the number of issued and outstanding shares of common stock from 12,000,000 to 36,000,000.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

Following is a summary of the material anticipated federal income tax consequences of the proposed forward split. This summary is based upon existing law which is subject to change by legislation, administrative action and judicial decision, and is necessarily general. In addition, this summary does not address any consequence of the forward split under any state, local or foreign tax laws. Accordingly, this summary is not intended as tax advice to any person or entity, and we advise you to consult with your own tax advisor for more detailed information relating to your individual tax circumstances.

We understand that the forward split will be a "recapitalization" under applicable federal tax laws and regulations. As a result of such tax treatment, no gain or loss should be recognized by the company or our shareholders as a result of the forward split or the receipt of additional shares resulting from the subdivision. A shareholder's aggregate tax basis in his or her post-forward split shares should be the same as his or her aggregate tax basis in the pre-forward split shares. In addition, the holding period of the post-forward split shares received by such shareholder should include the period during which the pre-forward split shares were held, provided that all such shares were held as capital assets in the hands of the shareholder at the time of the split.

EFFECTIVE DATE OF THE FORWARD SPLIT

If the proposal is approved by the shareholders, the forward split will become effective within approximately ten (10) days following shareholder approval.

DELIVERY OF CERTIFICATES

Once the forward split becomes effective, Holladay Stock Transfer, Inc., 2939 North 67th Place, Scottsdale, Arizona 85251 (Phone: 480-481-3940), our stock transfer agent will deliver to you a new certificate which represents the additional common shares as a result of the three-for-one forward split. The Company will incur the costs to cancel your old certificate(s) and issue new three-for-one forward split stock certificates.

RIGHT TO ABANDON FORWARD SPLIT

Although we do not anticipate doing so, we may abandon the proposed forward split at any time prior to its effectiveness if our board of directors deems it advisable to do so. Any decision as to the appropriateness of the forward split will be made solely by our board of directors and will depend upon numerous factors including the future trading price of our stock, the growth and development of our business and our financial condition and results of operations.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A "FOR" VOTE IN FAVOR OF THE FORWARD STOCK SPLIT.


                       APPROVAL OF WARRANT ISSUANCE
                               (PROPOSAL 4)


GENERAL INFORMATION

The Board of Directors believes it would be in the interest for the Company to have the ability to issue warrants to purchase Common Stock under appropriate circumstances in connection with the capital raising and financing activities of the Company. The Company's Board of Directors has approved and recommends to the Stockholders for their approval a proposal to issue warrants to purchase up to 1,800,000 shares of Common Stock, which warrants may be accompanied by other securities or may not be accompanied by other securities of the Company.

BACKGROUND AND REASONS

The Company's management and the Board of Directors have determined that it would be advantageous to the Company to have the ability to issue warrants to purchase Common Stock in connection with the financing and capital raising activities of the Company. The ability to issue warrants to purchase Common Stock may be a cost-effective way for the Company to raise capital. The issuance of warrants is a common practice in connection with the sale of securities through private placements and approval of this proposal could allow the Company to seek acquisitions. Such warrants, which may be issued in connection with the issuance of preferred stock, Common Stock. The Company may wish to expand its operations by acquiring similar businesses which have a need for the Company's services in the area of patient recruitment. Management has not been able to identify any businesses which are suitable to the Company's business expansion.

In order to provide flexibility for future issuances, which typically must be undertaken quickly, the Board of Directors has approved and is seeking Stockholder approval of this Warrant Proposal to issue warrants to purchase up to 1,800,000 shares of Common Stock either accompanied by or not accompanied by other securities of the Company. The final terms of any warrants including, but not limited to exercise price, term and vesting requirements will be determined by the Board of Directors at the time of issuance. Also, the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any such consideration will be considered and approved by the Board of Directors at the time of issuance. No further authorization from the Stockholders will be solicited prior to any such issuance. If such warrants are issued and if they are subsequently exercised, it would increase the number of outstanding shares of Common Stock. Any such exercise would be dilutive on the voting power of existing Stockholders and could be dilutive with regard to dividends and other economic aspects of the Common Stock. Because the number of shares of Common Stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

RECOMMENDATION OF THE BOARD:

The Board of Directors believes that it is in the best interests of the Company and its Stockholders to adopt the Warrant Proposal. THE BOARD RECOMMENDS A "FOR" VOTE IN FAVOR OF THE WARRANT PROPOSAL.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL 5)

Subject to ratification by the shareholders, the Board has selected Beckstead and Watts LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2003 and the year ending December 31, 2004. Beckstead and Watts, LLP has been the Company's auditors, since the Company's inception, on April 22, 2002. Beckstead and Watts, LLP acted as the Company's independent auditors for the year ended December 31, 2002. As such, management has a good working relationship with Beckstead and Watts, LLP. If the shareholders do not approve this proposal at the Annual Meeting, the board of directors may reconsider the selection of Beckstead and Watts, LLP.

A representative of Beckstead and Watts, LLP is not expected to be present at the Annual Meeting of Shareholders.

Audit Fees

The aggregate fees billed to the Company by Beckstead and Watts, LLP for the audit of its annual financial statements for the fiscal year ended December 31, 2002, as filed on Form 10-KSB and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB during 2003, and for audit of the period April 22, 2002 (Inception) through September 30, 2003 as filed in the Company's Registration Statement on Form 10SB12G were $10,000.

Audit-Related Fees

Beckstead and Watts, LLP did not bill the Company for any assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements which are not disclosed above.

Tax Fees

Beckstead and Watts, LLP did not bill the Company for professional services rendered for tax compliance, tax advice, and tax planning in fiscal 2002.

Financial Information Systems Design and Implementation Fees

Beckstead and Watts, LLP did not perform any information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees

There were no other fees billed to the Company by Beckstead and Watts, LLP since its inception on April 22, 2002 through December 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

The Company did not engage Beckstead and Watts, LLP to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2002, or subsequent interim periods.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

                           RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BECKSTEAD AND WATTS, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003 AND DECEMBER 31, 2004.

                                 OTHER BUSINESS
                                  (PROPOSAL 6)


As of the date of this proxy statement, the only business which the board of directors intends to present and knows that others will present at the annual meeting is that herein set forth. Management does not know of any items other than those referred to in the accompanying Notice of Annual Meeting of Share Owners which may properly come before the meeting or other matters incident to the conduct of the meeting. If any other matter is properly brought before the annual meeting or any adjournments thereof, it is the recommendation of the Board of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to share owners by its authority.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth certain information with respect to beneficial ownership of our stock as of December 31, 2003 by:

         o persons known by us to be the beneficial owners of more than five percent (5%) of our issued and outstanding common or preferred stock;
         o  each of our executive officers and directors; and
         o  all of our officers and directors as a group.


                                              Amount
Title    Name and Address                     of shares               Percent
of       of Beneficial                        held by      Date         of
Class    Owner of Shares           Position   Owner        Acquired    Class (1)
--------------------------------------------------------------------------------

Common   Kamill Rohny (2)          Pres./CEO  10,000,000   04/30/02    83.33%

         Eugene P. Boling, M.D.(2) Director            0          -        -
--------------------------------------------------------------------------------
All Executive Officers as
       a Group (2 persons)                    10,000,000               83.33%


(1) The percentages listed in the Percent of Class column are based upon 12,000,000 issued and outstanding shares of Common Stock.

(2) c/o Clinical Trials Assistance Corporation, 2078 Redwood Crest, Vista, California 92081.

Persons Sharing Ownership of Control of Shares

The following own or share the power to vote five percent (5%) or more of the Company's securities: Kamill Rohny, President, Clinical Trials Assistance Corporation has indicated that he would vote in favor of the Proposals in this Proxy Statement.

CERTAIN TRANSACTIONS

The Company conducts evaluations of its recruiting methods at Boling
Clinical Trials, a.k.a. Inland Clinical Research in Rancho Cucamonga, California. This research facility is owned and operated by Eugene P. Boling, M.D. who is a Director of the Company. This arrangement benefits both the Company and Dr. Boling, in that, it helps the Company develop and define its methodologies for recruiting patients in a real clinical setting; and, it helps Dr. Boling recruit patients for his clinical studies. Dr. Boling receives no direct compensation from the Company other than the Company helping him to recruit patients. Dr. Boling provides the management of the Company with feedback as to which methodologies work best in recruiting patients during this developmental program. Dr. Boling has paid Clinical Trials Assistance Corporation $12,000 to cover hard costs which included postage for a recruitment mailing.

Since Dr. Boling performs services for the Company at no cost, and helps the Company improve its recruitment methodologies, the fees Boling Clinical Trials paid to the Company were on terms more favorable as could have been obtained from unrelated third parties. This is due to the fact that services provided by Boling Clinical Trials are more valuable then the services the Company provides to Boling Clinical Trials. Said differently, Boling Clinical Trials does not need CTAL to build its business; however, CTAL needs Boling Clinical Trials to build its business and help validate its patient recruitment methodologies. Without Boling Clinical Trials, it would be very difficult for the Company's management to field test recruitment methods for different patient types, e.g., diabetes patient recruitment, hypertension patient recruitment and arthritis patient recruitment.


The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

As a result of our the Company's current limited available cash, no officer or director received compensation, during the year-ended December 31, 2002.

SUMMARY COMPENSATION TABLES
                         ------------------------------------------------------
                                        Annual Compensation
                         ------------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
-------------------------------------------------------------------------------
Kamill Rohny
    Director,
    CEO/CFO,
    President      2002     -0-            -0-           -0-
-------------------------------------------------------------------------------
Eugene Boling, M.D.
    Director       2002     -0-            -0-           -0-
-------------------------------------------------------------------------------



Long Term Compensation Table


                       --------------------------------------------------------
                                        Long Term Compensation
                       --------------------------------------------------------
                                    Awards             Payouts
                       --------------------------------------------------------
                        Restricted  Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/   Payouts   Compensation
     Position     Year              SARs(#)               ($)       ($)
-------------------------------------------------------------------------------
Kamill Rohny
    Director
    CEO/CFO,
    President      2002    -0-           -0-                -0-       -0-
-------------------------------------------------------------------------------
Eugene Boling, M.D.
    Director       2002    -0-           -0-                -0-       -0-
-------------------------------------------------------------------------------

The Company does not have any employment agreements with its executive officers.

DIRECTOR COMPENSATION
---------------------

The Company's directors are not compensated for any meeting of the board of directors that they attend. Company has no plans to issue stock options or warrants to any directors at this time.


STOCK OPTIONS.
--------------

During the year ended December 31, 2002 and interim periods through September 30, 2003, the Company does not have any stock option plan in place.


EMPLOYEE PENSION, PROFIT SHARING OR OTHER RETIREMENT PLANS.
-----------------------------------------------------------

The Company does not have a defined benefit, pension plan, profit sharing, or other retirement plan.


COMPENSATION OF DIRECTORS.
--------------------------

The Company does not pay a director's fee to its directors. In the Company's sole discretion, the Company may issue stock options or warrants to its directors.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to insiders were complied with.

                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders that are intended to be presented at the Company's next Annual Meeting must have been received by the Company not later than a reasonable time before the Company begins to print and mail its proxy materials under the provisions of Rule 14a-8 of the Securities Exchange Act of 1934.

The person presiding at the next annual meeting may refuse to permit to be brought before the meeting any shareholder proposal not made in compliance with Rule 14a-8.

                   INFORMATION INCORPORATED BY REFERENCE

The SEC allows the Company to incorporate by reference information that the Company files with the SEC. The Company incorporates by reference the information contained in the Company's Annual Report to Stockholders included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 filed with the SEC on April 2, 2003 and in its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003 filed with the SEC on November 11, 2003 and filed with this proxy statement.



                                  ANNUAL REPORT

      A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2002, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement.

THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, CLINICAL TRIALS ASSISTANCE CORPORATION, 2078 Redwood Crest, Vista, California 92081-7340.


Dated: January 13, 2004
Vista, California

PROXY CARD

                       CLINICAL TRIALS ASSISTANCE CORPORATION

              PROXY FOR ANNUAL MEETING TO BE HELD ON MARCH 5, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kamill Rohny, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of Common Stock of Clinical Trials Assistance Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on March 5, 2004 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                     CLINICAL TRIALS ASSISTANCE CORPORATION

                                 March 5, 2004

THIS IS YOUR PROXY

                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Clinical Trials Assistance Corporation to be held at 10:00 a.m. local time on March 5, 2004, at the Law Offices of Thomas C. Cook located at 2921 N. Tenaya Way, Suite 234, Las Vegas, NV 89128. Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-5

   - Please detach along perforated line and mail in the envelope provided. -

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.                                                FOR     AGAINST     ABSTAIN
    Proposal to increase the number of the
    Company's authorized Common Shares, from
    twenty million (20,000,000) to seventy
    million (70,000,000) shares.                  [_]       [_]         [_]

2.  Election of Directors                         FOR        WITHHOLD

    Nominees:
    ---------
    Kamill Rohny                                  [ ]           [ ]

    Eugene P. Boling, M.D.                        [ ]           [ ]

3.                                                FOR     AGAINST     ABSTAIN
    Proposal to approve three-for-one
    forward stock split                           [_]       [_]         [_]

4.                                                FOR     AGAINST     ABSTAIN

    Proposal to issue warrants                    [_]       [_]         [_]

5.                                                FOR     AGAINST     ABSTAIN
    Proposal to ratify Beckstead and Watts, LLP
    as Independent Auditors for the years ending
    December 31, 2003 and December 31, 2004       [_]       [_]         [_]

6. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments thereof.

       The board of directors recommends you vote "FOR" each of the above proposals.


       This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal. Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

If you plan to attend the Annual Meeting please mark this box [_]

Dated:________________, 2004

SIGNATURE ______________________________________________________________________

NAME (PRINTED) _________________________________________________________________

TITLE __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE

                                EXHIBIT "A"

                          CERTIFICATE OF AMENDMENT
                                   OF THE
                         ARTICLES OF INCORPORATION
                                     OF
                     CLINICAL TRIALS ASSISTANCE CORPORATION


(Pursuant to NRS 78.385 and 78.390 -- After Issuance of Stock)

         We the undersigned do hereby certify that:

         1. Clinical Trials Assistance Corporation (the "Corporation") is a corporation formed under the laws of the State of Nevada, and its Articles of Incorporation were filed in the office of the Secretary of State on November 12, 1999, file number: #C28263-1999.

         2. The Articles of Incorporation are hereby amended by deleting the existing ARTICLE IV and replacing it in its entirety with the following amendments:

4.  Authorized Shares:

       The total authorized capital stock of the corporation shall be as follow:

           Seventy Million (70,000,000) shares of Class A Common Stock of the Par Value of $0.001 all of which shall be entitled to voting power.

           Two million (2,000,000) authorized Series A Preferred Shares with a par value of $0.001 and such other terms as determined by the board of Directors of the corporation prior to their issuance. Each Series A Preferred Share shall have voting rights and shall carry a voting weight equal to ten (10) Common Shares. Each Series A Preferred Share may be converted into ten (10) Common Shares upon approval by the Board of Directors of the corporation.

           Two million (2,000,000) authorized Series B Preferred Shares with a par value of $0.001 per share and such other terms as may be determined prior to their issuance by the Board of Directors. Each Series B Preferred Share shall have voting rights and shall carry a voting weight equal to two (2) Common Shares. Each Series B Preferred Share may be converted into two (2) Common Shares upon approval by the Board of Directors.

           One million (1,000,000) authorized Series C Preferred Shares with a par value of $0.001 per share and such other terms as may be determined by the Board of Directors prior to their issuance. No Series C Preferred Share shall have voting rights.

         3. This amendment to the Articles of incorporation has been duly adopted in accordance with the General Corporation Law of the State of Nevada.

         4. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is: 12,000,000; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

         5. The number of shares voted for such amendments was ____________ (_____%) and the number voted against such amendment was ________ (_____%).

         The undersigned has signed these Articles on [date] __, 2004.


---------------------
By:    Kamill Rohny
Title: President and
       Secretary

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    Form 10-QSB

(Mark One)

[x]  Quarterly Report under Section 13 or 15(d) of the Securities
     Exchange Act of 1934

     For the quarterly period ended September 30, 2003.
---------------------------------------------------------------------------

[ ] Transition Report under Section 13 or 15(d)of the Exchange Act For the Transition Period from ________ to ___________
---------------------------------------------------------------------------

                     Commission File Number: 000-50095
---------------------------------------------------------------------------

                  Clinical Trials Assistance Corporation
---------------------------------------------------------------------------
    (Exact name of small business issuer as specified in its charter)

         Nevada                                  27-0009939
-------------------------------            ------------------------
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)              Identification No.)

     2078 Redwood Crest, Vista, California              92081-7340
   ------------------------------------------         --------------
    (Address of principal executive offices)            (zip code)

Issuer's telephone number:   (760) 727-8448    Fax number:  (760) 598-2611
                             --------------                 --------------

Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act of 1934 during the past 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                          Yes [X]     No [ ]

               APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                    PROCEEDING DURING THE PRECEDING FIVE YEARS

Check whether the Registrant filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.

                                         Yes [ ]     No [ ]

                    APPLICABLE ONLY TO CORPORATE ISSUERS

Common Stock, $0.001 par value per share, 20,000,000 shares authorized, As of September 30, 2003, the issuer had 12,000,000 shares of common stock outstanding. Preferred Stock, $0.001 par value per share, 5,000,000 shares authorized, none issued nor outstanding as of September 30, 2003.


Traditional Small Business Disclosure Format (check one)

                                        Yes [  ] No [X]

PART I.  FINANCIAL INFORMATION

Item 1.   Financial Statements.................................    3
          Balance Sheet (unaudited)............................    3
          Statements of Operations (unaudited).................    4
          Statements of Cash Flows (unaudited).................    5
          Notes to Financial Statements........................    6

Item 2.  Management's Discussion and Analysis of Plan
           of Operation........................................    7

Item 3.   Controls and Procedures..............................   11



PART II. OTHER INFORMATION

Item 1.   Legal Proceedings....................................   12

Item 2.   Changes in Securities and Use of Proceeds............   12

Item 3.   Defaults upon Senior Securities......................   12

Item 4.   Submission of Matters to a Vote
           of Security Holders.................................   12

Item 5.   Other Information.....................................  12

Item 6.   Exhibits and Reports on Form 8-K......................  12

Signatures......................................................  13

PART I. FINANCIAL INFORMATION

ITEM 1.  FINANCIAL STATEMENTS AND EXHIBITS

                     Clinical Trials Assistance Corporation
                                Balance Sheet

Balance Sheet
                                                              (unaudited)
                                                             September 30,
                                                                  2003
                                                             -------------
Assets
Current assets:
   Cash                                                      $      69,574
                                                             -------------
                                                                    69,574
                                                             -------------
                                                             $      69,574
                                                             =============

Liabilities and Stockholders' Equity

Current liabilities:
   Accounts payable                                          $      19,907
                                                             -------------
                                                             $      19,907
                                                             -------------
Stockholders' equity:
   Preferred stock - Series A, $0.001 par value,
     2,000,000 shares authorized, no shares issued and
     outstanding                                                         -
   Preferred stock - Series B, $0.001 par value,
     2,000,000 shares authorized, no shares issued and
     outstanding                                                         -
   Preferred stock - Series C, $0.001 par value,
     1,000,000 shares authorized, no shares issued and
     outstanding                                                         -
   Common stock - Class A, $0.001 par value,
     20,000,000 shares authorized, 12,000,000 shares issued
     and outstanding                                                12,000
   Additional paid-in capital                                       32,600
   Net income                                                        5,067
                                                             -------------
                                                                    49,667
                                                             -------------
                                                             $      69,574
                                                             =============

  The accompanying notes are an integral part of these financial statements.

                    Clinical Trials Assistance Corporation
                            Statement of Operations
                                  (unaudited)


Statement of Operations


                  For the Nine  April 22, 2002
                  Months Ended  (Inception) to          For the Three
                  ------------  --------------          Months Ended
                         September 30,                  September 30,
                  ----------------------------  -----------------------------
                      2003           2002            2003            2002
                  ------------  --------------  -------------  --------------
Revenue           $    190,132  $        7,200  $      60,105  $        7,200
Cost of services        43,286               -         13,778               -
                  ------------  --------------  -------------  --------------
                       146,846           7,200         46,327           7,200

Expenses:
 General &
  administrative
  expenses             113,088          13,967         97,955           2,588
                  ------------  --------------  -------------  --------------
                       113,088          13,967         97,955           2,588
                  ------------  --------------  -------------  --------------

Net income (loss) $     33,758  $       (6,767)       (51,628) $        4,612
                  ============  =============== ============== ==============


Weighted average
 number of
 common shares
 outstanding -
 basic and fully
 diluted            12,000,000      10,000,000     10,000,000       2,002,963
                  ============  ==============  =============  ==============

Net income (loss)
 per share -
 basic and fully
 diluted          $       0.00  $        (0.00) $        0.00  $        (0.00)
                  ============  =============== =============  ===============

  The accompanying notes are an integral part of these financial statements.

                      Clinical Trials Assistance Corporation
                             Statement of Cash Flows
                                  (unaudited)


Statement of Cash Flows

                                                For the Nine Months Ended
                                                -------------------------
                                                      September 30,
                                                -------------------------
                                                    2003        2002
                                                -----------  ------------
Cash flows from operating activities
Net income                                           33,758         4,612
Adjustments to reconcile net income to net
 cash provided by (used in) operating activities:
  Increase in accounts payable                       19,907             -
                                                -----------  ------------
Net cash (used) by operating activities              53,665         4,612
                                                -----------  ------------

Cash flows from financing activities
   Issuances of common stock                              -        15,000
                                                -----------  ------------
Net cash provided by financing activities                 -        15,000
                                                -----------  ------------

Net increase in cash                                 53,665        19,612
Cash - beginning                                     15,909             -
                                                -----------  ------------
Cash - ending                                   $    69,574  $      3,620
                                                ===========  ============


Supplemental disclosures:
   Interest paid                                $         -  $          -
                                                ===========  ============
   Income taxes paid                            $         -  $          -
                                                ===========  ============


  The accompanying notes are an integral part of these financial statements.

                    Clinical Trials Assistance Corporation
                                     Notes


Note 1 - Basis of Presentation

The consolidated interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these consolidated interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2002 and notes thereto included in the Company's 10-KSB annual report. The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.


Note 2 - Revenue recognition

Clinical Trials Assistance Corporation helps physician researchers recruit appropriate patients to participate in specific clinical research trials sponsored by the pharmaceutical industry. The Company recognizes revenue as it invoices its customers (physician researchers) on a "completed contract basis" based on the number of patients it generates to call the research center for an appointment to participate in a clinical study. Costs are recognized upon completion of the of the contracted recruitment campaign in order to match revenue generated from the campaign. For the nine months ended September 30, 2003, the Company recognized a total of $190,132 in revenue.

Note 3 - Related party transactions

Office services are provided by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Item 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF PLAN OF OPERATIONS

Clinical Trials Assistance Corporation ("CTAL") or ("the Company") is a development stage company which plans to help physician researchers recruit appropriate patients to participate in specific clinical research trials sponsored by the pharmaceutical industry. In helping the investigative sites to recruit patients for clinical studies, by developing effective recruitment programs, which enlist patients to participate in the early stages of these studies, clinical recruitment companies help the pharmaceutical industry shorten its development cycles and reduce the cost for evaluating new pharmaceutical products. There are no assurances that the Company will be able to recruit patients faster than its competition.

Clinical Trials Assistance Corporation helps physician researchers find patients for ongoing clinical studies. These clinical trials would be conducted in a physician's office, hospital setting, or private clinic, who have separately contracted with a major pharmaceutical Company or U.S. Government agency to test developmental pharmaceutical products, which have been approved by the Food and Drug Administration ("FDA") for testing in humans.
In some case, the pharmaceutical companies themselves conduct clinical research studies. The Company plans to solely focus on patient recruitment for these clinical studies. Said differently, the Company helps these researchers find patients for on-going studies. The researchers screen and evaluate whether these patients qualify for these studies. The Company does not plan to involve itself with data analysis, regulatory services, quality assurance. The Company does provide consultation services to physicians upon request. This consultation service includes, but is not limited to helping research centers screen and retain patients more effectively. The actual clinical trials are performed at the investigative sites as approved by the FDA. The Company's business is currently focused on the U.S. markets.

In order to accomplish these objectives, the Company established a business development program with Eugene Boling, MD, a Board Certified Rheumatologist, located at Boling Clinical Trials ("BCT"), located at 8263 Grove Avenue,
Suite 100, Rancho Cucamonga, CA  91730, who is also a director of the Company.

Through the Third Quarter ended September 30, 2003, the Company had the opportunity to expand its business recruitment activities at 27 clinical trials centers throughout the U.S. Most of the Company's business came through word-of-mouth referrals from medical centers conducting clinical trials for osteoporosis and arthritis studies.

Results of Operations
---------------------

During the nine months ended September 30, 2003, the Company recognized a total of $190,132 in revenues. It is difficult to compare these figures to the same period last year, since the Company was first incorporated on April 22, 2002. For the nine months ended September 30, 2003, the Company generated $190,132 in revenues with cost of services of $43,286, general and administrative expenses of $113,088 with a net income of $33,758.

The major components to expenses faced by the company in its day to day operations includes developing databases of potential patients, based on demographic information, mailing programs and general administrative expenses. If the Company can maintain its profitability, the company will access salaries, rent, reimbursement for travel expenses and add additional personnel to the payroll. Management intends to continue minimize costs until such a time in its discretion it believes expansion would be prudent. One element in making this determination is positive cash flow on continuous quarterly basis. If or when the company is successful in achieving this continuous quarterly positive cash flow, it is likely that the company will consider expanding its personnel which will increase costs.


Plan of Operation
-----------------

Management believes that the Company has enough funds to sustain itself for The remainder of the calendar year 2003. Management is still in the process of developing its business plan in seeking recruitment methodologies to recruit patients for other disease states than osteoporosis and arthritis. Management is exploring the patient recruitment of hypertension and diabetes patients.

Management currently anticipates that the month of December, 2003, will represent its lowest volume month. Many clinical trials are postponed during the holiday season, as patients pursue holiday endeavors, rather than participate in a clinical study.

Liquidity and Capital Resources
-------------------------------

On April 30, 2002, the Company issued ten million (10,000,000) shares of its $0.001 par value Common Stock for cash of $10,000, purchased by Mr. Kamill Rohny, President and founder of the Company.

On September 30, 2002, Clinical Trials completed a private offering of shares of our common stock pursuant to Regulation D, Rule 504 of the Securities Act of 1933, as amended, and the registration by qualification of said offering in the State of Nevada, whereby Clinical Trials sold 2,000,000 shares of Common Stock to approximately 46 unaffiliated shareholders of record, none of whom were or are officers, directors or affiliates of the Company.

The Company could be required to secure additional financing to fully implement its entire business plan. There are no guarantees that such financing will be available to the Company, or if available, will be on terms and conditions satisfactory to management.

The Company does not have any preliminary agreements or understandings between the company and its stockholders/officers and directors with respect to loans or financing to operate the company. The Company currently has no arrangements or commitments for accounts and accounts receivable financing.

The Company has no current commitments or other long-term debt. Additionally, the Company has and may in the future invest in short-term investments from time to time. There can be no assurance that these investments will result in profit or loss.

Employees
----------

The Company currently has two employees who are also an officers and directors of the Company. The Company does not plan to hire any additional employees until it can become an profitable entity on a consistent basis.

The Company has no material commitments for capital expenditures nor does it foresee the need for such expenditures over the next year.

Market For Company's Common Stock
---------------------------------

Market Information
------------------

The Company's Common Stock is traded on the OTC Bulletin Board under the symbol "CTAL." A limited market exists for the trading of the Company's
common stock.   There has been no trading activity in the Common Stock.
There are no assurances any trading activity will take place in the future for the Company's Common Stock.

There is currently no common stock which is subject to outstanding options or warrants to purchase, or securities convertible into, the Company's common stock.

Dividends
---------

Holders of common stock are entitled to receive such dividends as the board of directors may from time to time declare out of funds legally available for the payment of dividends. No dividends have been paid on our common stock, and we do not anticipate paying any dividends on our common stock in the foreseeable future.


Forward-Looking Statements
--------------------------

This Form 10-QSB includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference in this Form 10-QSB which address activities, events or developments which the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), finding suitable merger or acquisition candidates, expansion and growth of the Company's business and operations, and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances.

However, whether actual results or developments will conform with the Company's expectations and predictions is subject to a number of risks and uncertainties, general economic market and business conditions; the business opportunities (or lack thereof) that may be presented to and pursued by the Company; changes in laws or regulation; and other factors, most of which are beyond the control of the Company.

This Form10-QSB contains statements that constitute "forward-looking statements." These forward-looking statements can be identified by the use of predictive, future-tense or forward-looking terminology, such as "believes," "anticipates," "expects," "estimates," "plans," "may," "will," or similar terms. These statements appear in a number of places in this Registration and include statements regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to, among other things: (i) trends affecting the Company's financial condition or results of operations for its limited history; (ii) the Company's business and growth strategies; and, (iii) the Company's financing plans. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Factors that could adversely affect actual results and performance include, among others, the Company's limited operating history, dependence on continued growth in the irrigation industry, potential fluctuations in quarterly operating results and expenses, government regulation dealing with irrigation systems, technological change and competition.

Consequently, all of the forward-looking statements made in this Form 10-QSB are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligations to update any such forward-looking statements.

Item 3. Controls and Procedures

Within the 90 days prior to the date of this report, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Securities Exchange Act Rule 13a-14. Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures are effective in timely alerting them to material information relating to us (including our consolidated subsidiaries) required to be included in our periodic SEC filings. There have been no significant changes in our internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                       PART II OTHER INFORMATION

ITEM 1.  Legal Proceedings

The Company is not a party to any legal proceedings.

ITEM 2.  Changes in Securities and Use of Proceeds

None.

ITEM 3.  Defaults upon Senior Securities

None.

ITEM 4.  Submission of Matters to a Vote of Security Holders

During the quarter ended, no matters were submitted to the Company's security holders.

ITEM 5.  Other Information

None.

ITEM 6.  Exhibits and Reports on Form 8-K

a) Exhibits

  Exhibit
  Number        Title of Document
  ---------------------------------------------------------------------------
    31.1 Certifications of the Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

    32.1 Certifications of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


b)  Reports on Form 8-K

The Company did not file any Current Reports on Form 8-K for the Quarter ended September 30, 2003.

                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Clinical Trials Assistance Corporation
                          --------------------------------------
                                       (Registrant)

Dated:  November 12, 2003    By:  /s/ Kamill Rohny
        -----------------    -------------------------------
                                    Kamill Rohny
                                    Chief Executive Officer
                                    Chief Financial Officer


                    CLINICAL TRIALS ASSISTANCE CORPORATION

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CLINICAL TRIALS ASSISTANCE CORPORATION


Date:  November 12, 2003                    By: /s/ Kamill Rohny
       -----------------                    -------------------------------
                                                   Kamill Rohny
                                                   Chief Executive Officer

Exhibit 31.1  --  SECTION 302 CERTIFICATION

                                Attachment A
                      Form of Certification for Form 10-QSB
                               CERTIFICATIONS

I, Kamill Rohny, certify that:

     1. I have reviewed this quarterly report on Form 10-QSB of Clinical Trials Assistance Corporation;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

         a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and to the audit committee of the registrant's board of directors (or persons fulfilling the equivalent function):

         a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



November 12, 2003                           /s/ Kamill Rohny
-----------------                           -----------------------
                                                Kamill Rohny
                                                Chief Executive Officer
                                                Chief Financial Officer

Exhibit 32 - Certification of Chief Executive Officer


                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Clinical Trials Assistance Corporation (the "Company") on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Kamill Rohny, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

               (1)   The Report fully complies with the requirements of
                     section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Kamill Rohny
---------------------------
    Kamill Rohny
    Chief Executive Officer
    Chief Financial Officer

Date  November 12, 2003
      -----------------